UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DYNATRONICS CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials.

o           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

i

DYNATRONICS CORPORATION
7030 Park Centre Drive
Cottonwood Heights, Utah 84121
(801) 568-7000

October 15, 2013

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Dynatronics Corporation that will be held on Monday, November 25, 2013 at 3:00 p.m., at the corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah.

An outline of the business to be conducted at the meeting is given in the accompanying Notice of Annual Meeting and Proxy Statement.  In addition to the matters to be voted on, following the meeting there will be a report on our progress and an opportunity for shareholders to ask questions.

Please read and follow the voting instructions in the Proxy Statement to ensure that your shares will be represented.  YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE, AND RETURN A PROXY CARD, REGISTER YOUR VOTE BY TELEPHONE, OR ATTEND THE ANNUAL MEETING IN PERSON.

A copy of our Annual Report to Shareholders is available on the Company’s website at www.dynatronics.com.  The Annual Report is not a part of the proxy solicitation materials, except to the extent it is incorporated by reference therein.

If you have any questions about the meeting, we invite you to communicate with Bob Cardon, our Vice President of Administration.

Sincerely yours,

/s/ Kelvyn H. Cullimore, Jr.

Kelvyn H. Cullimore, Jr.
Chairman, President and CEO

ii

DYNATRONICS CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held November 25, 2013

TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders (“Annual Meeting”) of Dynatronics Corporation, a Utah corporation (the “Company”), will be held at the corporate headquarters located at 7030 Park Centre Drive, Cottonwood Heights, Utah, on Monday, November 25, 2013, at 3:00 p.m. Mountain Time for the following purposes, all as more fully described in the accompanying Proxy Statement:

1.
To elect five directors to hold office until the next annual meeting of the Company’s shareholders and thereafter until their respective successors have been elected or appointed and qualified (Proposal One);

2.	To conduct a non-binding advisory vote on our executive compensation (Proposal Two);

3.	To conduct a non-binding advisory vote recommending the frequency of advisory votes on executive compensation (Proposal Three);

4.	To ratify on an advisory basis the appointment of Larson & Company PC as our independent registered public accounting firm for the fiscal year ending June 30, 2014 (Proposal Four); and

5.	To transact such other business that properly comes before the Annual Meeting or any adjournment or postponements thereof.

Only shareholders of record at the close of business on Tuesday, October 8, 2013, are entitled to notice of, and to vote at, this Annual Meeting and any adjournment thereof. It is important that your shares be represented at the meeting.  Please follow the voting instructions in the Proxy Statement, regardless of whether you plan to attend in person.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Bob Cardon
Bob Cardon
Vice President of Administration
and Secretary/Treasurer

Cottonwood Heights, Utah
October 15, 2013

IMPORTANT

Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.  Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

DYNATRONICS CORPORATION

PROXY STATEMENT FOR
2013 ANNUAL MEETING OF SHAREHOLDERS
To Be Held November 25, 2013

This Proxy Statement contains information related to the Annual Meeting of Shareholders (“Annual Meeting”) of Dynatronics Corporation, a Utah corporation (“we,” “us,” “our,” the “Company” or “Dynatronics”), to be held at 3:00 p.m. Mountain Time on Monday, November 25, 2013, at our corporate headquarters, 7030 Park Centre Drive, Cottonwood Heights, Utah and at any postponements or adjournments thereof.

A form of proxy is furnished with this Proxy Statement to all shareholders for use at the Annual Meeting.  This proxy is solicited on behalf of our Board of Directors (the “Board of Directors”).  We will pay the cost of preparing and disseminating this information.  In addition to the solicitation of proxies by use of the mail, our directors, officers and employees may solicit proxies personally or by telephone or facsimile or otherwise.  Our directors, officers and employees will not be separately compensated for such solicitation services, although we may reimburse them for their out-of-pocket expenses, if any.  We may make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the shares of common stock held by such persons, and we will reimburse such brokerage firms and others for their expenses incurred in connection therewith.

Please register your vote by following the voting instructions in this Proxy Statement or in the Notice of Internet Availability.  Each proxy executed and returned by a shareholder prior to the Annual Meeting will be voted according to the instructions given in the proxy.  Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Annual Meeting and to vote in person.  Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice to our Vice President of Administration, by filing a revoking instrument or a duly executed proxy bearing a later date with our Vice President of Administration, or by attending the Annual Meeting and voting in person.

Important Notice Regarding Internet Availability of Proxy Materials

In accordance with rules approved by the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of the proxy materials to shareholders, we may now furnish proxy materials to shareholders on the Internet by providing to shareholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) when the materials are available on the Internet.  If your shares are registered directly in your name with Interwest Transfer Company, our transfer agent, you are considered a shareholder of record.  As a shareholder of record at the close of business on October 8, 2013 (the “Record Date”), you may receive a “full set delivery” of our proxy materials, including this Proxy Statement, our Annual Report to Shareholders, and the form of proxy card (the “Full Set Delivery”) and you may vote in person at the Annual Meeting or you can complete and sign the enclosed proxy card, and return it to us by mail.  If you submit a proxy card, we will vote your shares as you direct.  If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board.

If your shares are held in a stock brokerage account or by another nominee, you are considered the beneficial owner of those shares, and your shares are held in “street name.”  If you hold your shares in “street name,” you will receive instructions from your broker or other nominee describing how to vote your shares.  If you do not instruct your broker or nominee how to vote such shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the NASDAQ Stock Market.  Note that this limitation on the nominees’ discretionary authority may preclude many of these nominees from voting your shares, absent your direction, on Proposal One (election of directors).

You may also receive the Notice of Internet Availability, in which case you will not receive a printed copy of the proxy materials unless you specifically request one.  Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the proxy materials and the Annual Report to Shareholders over the Internet, and to register your vote.  If you receive a Notice of Internet Availability and would still like to receive a printed copy of all of the proxy materials, including the Proxy Statement and Annual Report to Shareholders, you should follow the instructions below for requesting these materials.

We intend to commence distribution of the proxy materials and/or the Notice of Internet Availability to shareholders on or about October 15, 2013.

On or about October 15, 2013, we will first make available the proxy solicitation materials at:

http://corp.dynatronics.com/assets/annualReports/2013.pdf
http://corp.dynatronics.com/assets/ProxyStatement.pdf
http://corp.dynatronics.com/assets/ProxyCard.pdf

You may also request a printed copy of the proxy solicitation materials and Annual Report by telephone at (800) 874-6251 or by sending an e-mail to our Vice President of Administration and Corporate Secretary, Bob Cardon, at BobC@dynatronics.com.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	Why am I receiving this Proxy Statement?

A:
You are receiving this material because you are the holder of shares of our common stock.  Shareholders of record on the Record Date are entitled to receive notice of and to vote at our Annual Meeting, which will be held at 3:00 p.m. on November 25, 2013 at our headquarters.

Q:	What will be decided at the Annual Meeting?

A:	At the Annual Meeting, shareholders will consider and vote on the following proposals:

•	To elect five incumbent directors to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified;

•	To conduct a non-binding advisory vote on our executive compensation;

•	To conduct a non-binding advisory vote recommending the frequency of advisory votes on executive compensation;

•	To ratify on an advisory basis the selection of Larson & Company PC as our independent registered public accounting firm for fiscal year 2014; and

•	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

Q:	What do I need to do now?

A:
You should carefully read and consider the information contained in this Proxy Statement. If applicable, you should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement, by telephone, by returning a signed proxy card if you receive one as a shareholder of record, or by Internet if that option is available to you through your broker.

Q:	What is the quorum requirement for the Annual Meeting?

A:
The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you:

•	Are present and vote in person at the Annual Meeting; or

•	Have voted by telephone or by properly submitting a proxy card or vote instruction form by mail (or via the Internet if available to you).

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Q:	How are proxies voted?

A:
All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the shareholder’s instructions.  If no instruction is given by the shareholder in a returned proxy card, our directors intend to vote the shares “For” the five directors nominated in Proposal One, “For” approval of executive officer compensation in Proposal Two, “For” an advisory vote on executive compensation every three years in Proposal Three, and “For” ratification of the appointment of the independent registered public accounting firm in Proposal Four.

Q:	How do I vote?

A:           You can vote your shares using one of the following methods:

•	Vote by telephone by following the instructions in the Notice of Internet Availability

•
For those shareholders of record who receive the Full Set Delivery of all printed proxy materials, including a form of proxy card for voting (meaning that you hold your shares in your own name, not in the name of a broker, bank, or nominee), you may complete and sign the proxy card, and return it to us by mail; or

•
If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must follow the instructions received from your broker or nominee (the record holder of your shares) to vote your shares.  Please refer to your proxy card or the voting instruction card delivered by your broker, bank or nominee to see if you may submit voting instructions using the Internet or telephone; or

•
You may request a printed copy of the proxy card, Proxy Statement, and Annual Report by following the instructions on the Notice of Internet Availability, then complete, sign, and return the proxy card to us by mail; or

•	You may attend and vote your shares in person at the meeting.

If you use telephone voting as your voting method, you do not need to return a proxy card or voting instruction card.  Unless you are planning to vote in person at the meeting, your vote must be received by 11:59 p.m. Mountain Time, on November 23, 2013.

Even if you submit your vote by one of the first four methods mentioned above, you may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder.  Your vote at the meeting will constitute a revocation of any earlier delivered proxy or voting instructions.

Q:	What happens if I do not vote?

A:
If you are a record holder of your shares and you do not submit a proxy card, vote at the Annual Meeting in person, or register your vote by telephone, your shares will not be counted as present for the purpose of determining the presence of a quorum, and your shares will not be voted at the meeting. If you submit a proxy card and affirmatively elect to abstain from voting, your shares will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the Annual Meeting.

Q:	If my Dynatronics shares are held in “street name,” will my broker, bank, or nominee vote my shares for me on all proposals?

A:
If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.

Q:           How are broker non-votes and abstentions treated?

A:
Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum.  A broker “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. In order to minimize the number of broker non-votes, we encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

Q:	Which ballot measures are considered “routine” or “non-routine”?

A:
The ratification of the appointment of Larson & Company PC as the independent registered public accounting firm for 2014 is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with this proposal. The election of directors, say-on-pay for executive compensation, and say-on-frequency for votes on executive compensation are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on these non-routine matters.

Q:	What vote is required to elect directors?

A:
Directors are elected by a plurality of the votes cast. Abstentions and broker “non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) will have no effect on the vote for re-election of directors.

Q:	How many votes are required for the non-binding advisory vote on our executive compensation?

A:
The proposal to approve, on an advisory basis, the compensation awarded to our Named Executive Officers as defined in the Proxy Statement (see page 17) requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of common stock entitled to vote.

Q:	How many votes are required for non-binding advisory vote recommending the frequency of advisory votes on executive compensation?

A:
For purposes of determining the votes cast with respect to the vote to approve a non-binding advisory vote recommending the frequency of advisory votes on executive compensation, a shareholder may vote for one, two or three years, or may abstain, and the advisory vote on frequency will be determined by the number of years that receives the most votes cast.

Q:	How many votes are required for the non-binding advisory vote on appointment of our independent registered public accounting firm?

A:
The proposal to approve, on an advisory basis, the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares of common stock entitled to vote.

Q:	Can I change my vote after I have mailed my signed proxy or direction form?

A:	Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at the Annual Meeting by:

•	delivering to our Vice President of Administration a signed notice of revocation;

•	granting a new, later-dated proxy, which must be signed and delivered to the Vice President of Administration; or

•	attending the Annual Meeting and voting your shares in person; however, your attendance alone will not revoke your proxy.

If your shares are held in street name and you have instructed your broker or nominee to vote your shares, you must follow your broker or nominee’s directions in order to change your vote or revoke your proxy.

Q:           What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards for a variety of reasons.  For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	Who will serve as the inspector of election?

A:	A representative from the Company will serve as the inspector of election.

Q:	Where can I find the voting results of the Annual Meeting?

A:
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published by the Company in a Current Report on Form 8-K, which we are required to file with the SEC within four business days following the Annual Meeting.

Q:	Whom should I call with questions?

A:	If you have any questions about the meeting, require directions to the meeting, or need additional copies of this Proxy Statement or the enclosed proxy card, you should contact:

Dynatronics Corporation
7030 Park Centre Drive
Cottonwood Heights, Utah 84121
Attn: Bob Cardon, Vice President of Administration
Email address: Bobc@dynatronics.com

VOTING OF SHARES

Our Board of Directors has fixed the close of business on October 8, 2013 as the “Record Date” for determining the shareholders entitled to receive notice of, and to vote at the Annual Meeting.  At the close of business on the Record Date there were 2,518,904 shares of our common stock, no par value, issued and outstanding, each such share entitled to one vote.  Our shares are held by approximately 2,300 shareholders.

In December 2012, we completed a 1-for-5 reverse split of our common stock.  All common stock share and per share information in the accompanying information have been adjusted to reflect retrospective application of the reverse stock split, except for par value per share and the number of authorized shares, which were not affected by the reverse stock split.

Voting of Proxies

Your shares will be voted as you direct on your signed proxy card.  If you do not specify on your proxy card how you want to vote your shares, we will vote signed returned proxies:

1.	FOR the election of the Board of Directors’ nominees for directors listed in this Proxy Statement (Proposal One);

2.	FOR approval of executive compensation as provided in Proposal Two;

3.	FOR similar non-binding advisory votes on executive compensation every three years as provided in Proposal Three; and

4.
FOR ratification on an advisory basis of the appointment of Larson & Company PC as our independent registered public accounting firm for the fiscal year ending June 30, 2014 as described in Proposal Four.

We do not know of any other business that may be presented at the meeting.  If a proposal other than those listed in the Notice is presented at the Annual Meeting, your signed proxy card authorizes the persons named in the proxy to vote your shares on such matters in their discretion.

Vote Required for Approval

A plurality of the shares voting at the Annual Meeting is required to elect directors.  This means that the five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected.  In counting votes on the election of directors, abstentions, broker non-votes (i.e. shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise authority to vote the shares in its discretion) and other shares not voted will be counted as not voted. These shares will be deducted from the total shares of which a plurality is required.

The advisory vote on executive compensation will be decided by the affirmative vote of a majority of the shares, present in person or represented by proxy, and entitled to vote at the Annual Meeting. The advisory vote on executive compensation is a non-binding advisory vote; however, the Compensation Committee and Board of Directors intend to consider the outcome of the vote when considering future executive compensation decisions.  Abstentions will be considered shares entitled to vote in the tabulation of votes cast on this proposal, and will have the same effect as negative votes. Broker non-votes are not counted for the purpose of determining whether a matter has been approved.

The advisory vote on the frequency of the advisory vote on executive compensation will be decided by the alternative receiving the affirmative vote of the highest number of shares, present in person or represented by proxy, and entitled to vote at the Annual Meeting. Because the advisory vote on the frequency of the advisory vote on executive compensation is a non-binding advisory vote, the Board may decide that it is in the best interests of shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the shareholders.

The affirmative vote of holders of a majority of the shares of common stock present at the Annual Meeting (in person or by proxy) and entitled to vote is required to ratify the selection of Larson & Company PC as our independent registered public accounting firm.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required for a quorum for the transaction of business.  In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.  Abstentions will be counted as “represented” for the purpose of determining the presence or absence of a quorum, but will not be counted for any other purpose.  Inasmuch as street name holders will have discretionary voting rights with respect to routine Proposal Four, ratification of our independent registered public accounting firm, broker non-votes will also be counted as “represented” for the purpose of determining the presence or absence of a quorum.

Voting

As an alternative to voting in person at the Annual Meeting, or voting by telephone, those shareholders who receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the pre-addressed envelope that will be enclosed with the proxy card, and your shares will be voted at the Annual Meeting in the manner you direct.

If your shares are registered in the name of a bank or brokerage firm or other nominee (your record holder), you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions.  Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the telephone.  If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Under SEC rules, this Proxy Statement, the form of proxy card, and our 2013 Annual Report to shareholders are available on the Internet. These materials are available at:

http://corp.dynatronics.com/assets/annualReports/2013.pdf
http://corp.dynatronics.com/assets/ProxyStatement.pdf
http://corp.dynatronics.com/assets/ProxyCard.pdf
PROXY SOLICITATION

We are soliciting proxies from our shareholders for use by our Board of Directors at our Annual Meeting.  We will pay the cost of solicitation of proxies from our shareholders, including preparation, assembly, printing and mailing of this Proxy Statement and the proxy cards.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners.  We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners.  In addition to solicitation by use of the mail, proxies may be solicited by our management (including our Board of Directors, officers and employees), in person or by telephone, electronic mail, or other means of communication.  No additional compensation for soliciting proxies will be paid to Company management or employees for such services.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Listed below are our five incumbent directors, each of whom is nominated for re-election at the Annual Meeting. Each of the directors elected at the Annual Meeting will serve a one-year term expiring at the next annual meeting of shareholders. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the five nominees named in this Proxy Statement.

The Board comprises a diverse group of experienced leaders in their respective fields. Many of the current directors currently hold or have held senior leadership positions in domestic and international companies. Most of them have also served for several years on our Board of Directors, gaining deep insight into our operations and our industry.  In these positions with the Company and with other enterprises, the nominees have also gained significant and diverse management experience, including strategic and financial planning, public company financial reporting, compliance, risk management and leadership development. Several of the directors also have experience serving as executive officers, or on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends.

The following information describes the skills, qualities, attributes and experience of each of the nominees that led the Board to determine that it is appropriate to nominate these directors.

Kelvyn H. Cullimore, Jr. Chairman, Chief Executive Officer and President Age 57 Director since 1983
Mr. Cullimore has been our Chairman since January 2005 and President and Chief Executive Officer since 1992.  He served as our Secretary/Treasurer from 1983 to 1992 and as Administrative Vice President from 1988 to 1992. Mr. Cullimore graduated cum laude from Brigham Young University in 1980 with a bachelor’s degree in Financial and Estate Planning.  In addition to his involvement with Dynatronics, Mr. Cullimore served as Executive Vice President and a director of our former parent company.  Mr. Cullimore has served previously on the board of directors of a printing company, lumber company, theater and restaurant company and travel agency.  Mr. Cullimore is a member of the board and serves as Secretary of the Medical Device Manufacturers Association, a national medical device trade association headquartered in Washington D.C.  He also serves as the Mayor of Cottonwood Heights, Utah, a suburb of Salt Lake City, where our corporate headquarters are located.  Based on his experience in management, his long association with and effective leadership of the Company, and his prominence in national associations in our industry, we believe Mr. Cullimore is well qualified to serve on our Board.

Larry K. Beardall Executive Vice President of Sales and Marketing Age 57 Director since 1986
Mr. Beardall was appointed as our Executive Vice President in December 1992.  He has been a director and the Vice President of Sales and Marketing since July 1986.  Mr. Beardall joined us in February 1986 as Director of Marketing.  He graduated from Brigham Young University with a bachelor’s degree in Finance in 1979.  Prior to his employment with the Company, Mr. Beardall worked with GTE Corporation in Durham, North Carolina as the Manager of Mergers and Acquisitions and then with Donzis Protective Equipment, a supplier of protective sports equipment in Houston, Texas, as National Sales Manager.  He also served on the board of directors of Nielsen & Nielsen, Inc., the marketing arm for Donzis.  Based on Mr. Beardall’s experience and background in our industry, we believe that he is qualified to serve on our Board

Howard L. Edwards* Director Age 82 Director since 1997
Since 1987, Mr. Edwards has served on the National Advisory Council of Dixie State University (St. George, Utah) and from 1974 to 1983 he served on the Alumni Board of Brigham Young University.  From 1970 until 1996, Mr. Edwards served on the board of directors of Lerch Bates and Associates. From 1968 to 1995, Mr. Edwards served in various capacities at Atlantic Richfield Company (ARCO) and its predecessor, the Anaconda Company, including Corporate Secretary, Vice President, Treasurer and General Attorney.  Mr. Edwards graduated from the George Washington University School of Law and holds a bachelor’s degree in Finance and Banking from Brigham Young University. Based on Mr. Edwards’ substantial experience in operations of multi-national businesses and boards of directors, we believe that Mr. Edwards is well qualified to serve on our Board.

Joseph H. Barton* Director Age 85 Director since 2004
Since 2000, Mr. Barton has served on the board of directors of EcoNova, Inc. , a privately held Utah corporation engaged in the design and installation of water purification systems.. Mr. Barton also served on our Board of Directors from 1996 to 2002 before taking a two-year hiatus.  He has held various executive positions, including President of J.H. Barton Construction Company, Senior Vice President of Beverly Enterprises, and President of KB Industries, a building and land development company.  Mr. Barton also served as Senior Vice President of GranCare, Inc. from 1989 to 1994.  He received a Civil Engineering degree from the University of California at Berkeley. Based on Mr. Barton’s experience, insight, and background in business, we believe that he is well qualified to serve on our Board.

R. Scott Ward, PhD* Director Age 57 Director since 2013
Dr. Ward serves as the chairman of the department of physical therapy at the University of Utah.  He is the past president of the American Physical Therapy Association, a position he held from 2006 to 2012.  In addition, Dr. Ward served as chair of the rehabilitation committee of the American Burn Association. He has published extensive research studies related to wound care and burn rehabilitation.  Dr. Ward received a Bachelor of Arts degree in Physical Therapy and a Doctor of Philosophy degree in Physiology from the University of Utah. Based on Dr. Ward’s prominence in his field, and his extensive experience and expertise in physical therapy, we believe that Dr. Ward is well qualified to serve as a member of our Board of Directors.

* Denotes member of the Audit and Compensation Committees of our Board of Directors.

Independence

We continue to monitor the rules and regulations of the SEC and the NASDAQ Stock Market to ensure that a majority of our Board of Directors remain “independent” directors.  Our Board of Directors has determined, after considering all of the relevant facts and circumstances, that each of Mr. Edwards, Mr. Barton and Dr. Ward is independent within the meaning of the applicable NASDAQ Marketplace Rules.  This means that the Board of Directors has determined that those directors (1) are not officers or employees of Dynatronics or its subsidiary and (2) have no direct or indirect relationship with Dynatronics that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.  As a result, the Board of Directors has determined that we have a majority of independent directors as required by the NASDAQ Marketplace Rules.  Each independent director also qualifies as “independent” as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and as that term is defined under NASDAQ Rule 4200(a) (15).  In addition, each member of the Audit Committee is independent as required under Section 10A (m) (3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Involvement in Certain Legal Proceedings

None of our directors has been, during the past 10 years:

(i)
involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;

(ii)	named in as a defendant or counter-claimant in any civil litigation;

(iii)	convicted or plead nolo contendere in any criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

(iv)
subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities, futures, commodities or banking activities;

(v)
found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(vi)	involved in any judicial or administrative proceeding resulting from involvement in mail or wire fraud or fraud in connection with any business entity;

(vii)
involved in any judicial or administrative proceedings based on violations of federal or state securities , commodities, banking or insurance laws and regulations , or any settlement to such actions ( other than settlements of civil proceedings among private parties);

(viii)	involved in any disciplinary sanction or orders imposed by a stock, commodities or derivatives exchange or other similar self- regulatory organization.

Committees

Our Board of Directors has two standing committees: the Compensation Committee and the Audit Committee, each comprised solely of independent directors.  The Board of Directors does not have a standing nominating committee or other committee that recommends qualified candidates to the Board of Directors for nomination or election as directors.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving, where required, the compensation, as well as evaluating the performance, of our executive officers, and advising and assisting management in developing our overall compensation strategy to assure that it promotes shareholder interests, supports our strategic and tactical objectives, and provides for appropriate rewards and incentives for our management and employees.  The Compensation Committee does not have a separate charter.  In exercising its responsibilities, the Compensation Committee establishes and monitors policies governing the compensation of executive officers, reviews the performance of and determines salaries and incentive compensation for executive officers, and makes option awards to those individuals.  Additionally, the Compensation Committee administers our stock plans and reviews and approves the structure of our bonus plans.

The following independent directors constituted the Compensation Committee for the majority of the fiscal year ended June 30, 2013:  Val J. Christensen (committee chairman), Howard L. Edwards and Joseph H. Barton.  On June 3, 2013, Val J. Christensen resigned from the Board and R. Scott Ward was appointed to serve in his place.  The Compensation Committee held two meetings during fiscal year 2013.  All members of the committee attended both meetings.

Audit Committee

The Audit Committee, which has been established in accordance with requirements of Section 3(a)(58)(A) of the Exchange Act is comprised of the following independent directors: Howard L. Edwards (committee chairman), Joseph H. Barton and R. Scott Ward. The Board of Directors has determined that each member of the Audit Committee: (i) is independent, (ii) meets the financial literacy requirements of the NASDAQ Marketplace Rules, and (iii) meets the enhanced independence standards established by the SEC.  In addition, the Board has determined that Mr. Edwards qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act by the SEC.

The Audit Committee is primarily concerned with the integrity of our financial statements, the independence, qualifications and performance of our independent registered public accounting firm, and our compliance with legal requirements. The Audit Committee operates under a written charter approved by the Board of Directors and the Audit Committee, that reflects standards and requirements adopted by the SEC and the NASDAQ Stock Market.  The Audit Committee Charter can be found on our website, www.dynatronics.com, under “Company Information, Investor Relations, Company Policies.”  The Audit Committee held four meetings during fiscal year 2013.  Each member of the Audit Committee attended at least 75% of the Audit Committee’s meetings.

According to its charter, the Audit Committee’s duties include selecting and engaging our independent registered public accounting firm; reviewing the scope of the audit to be conducted by our independent registered public accounting firm; overseeing our independent registered public accounting firm and reviewing the results of its audit; reviewing our financial reporting processes, including the accounting principles and practices followed and the financial information provided to shareholders and others; overseeing our internal control over financial reporting and disclosure controls and procedures; and serving as our legal compliance committee.

Meetings of the Board of Directors

There were six regular meetings of the Board of Directors held during fiscal year 2013.  No director attended fewer than 75% of all meetings of the Board of Directors during the fiscal year.

Executive Sessions of Independent Directors

The independent directors meet in executive session at scheduled times during the year.  During the year ended June 30, 2013, the independent directors met in executive session on three occasions, with each independent director in attendance at every meeting.

Board Leadership Structure and Role in Risk Oversight

Currently, Kelvyn H. Cullimore, Jr. serves as the Chairman of our Board of Directors and as our Chief Executive Officer.  We do not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer, and the Board of Directors believes that flexibility in appointing the Chairman of the Board and Chief Executive Officer allows the Board of Directors to make a determination as to such positions from time to time and in a manner that it believes is in the best interest of the Company and its shareholders.

The Board of Directors believes that the traditional practice of combining the roles of Chairman of the Board and Chief Executive Officer currently provides the preferred form of leadership for the Company.  Given Mr. Cullimore’s long tenure and vast experience with the Company, the tremendous respect which he has earned from employees, business partners and shareholders, as well as other members of the medical device manufacturers industry, and his proven leadership skills, the Board of Directors believes the best interests of the Company’s shareholders are met by Mr. Cullimore’s continued service in both capacities.  The Board of Directors also believes that Mr. Cullimore’s fulfillment of both responsibilities encourages clear accountability and effective decision-making, and provides strong leadership for the Company’s employees and other stakeholders.

Given the experience and qualifications the Company’s directors contribute to the Board’s activities, the Company has implemented a number of practices designed to encourage effective corporate governance.  These practices include:

•	the requirement that at least a majority of the Company’s directors meet the standards of independence applicable to the Company;

•
the appointment of Howard L. Edwards as lead independent director, who is empowered to schedule and conduct meetings of the independent directors, communicate with the Chairman of the Board, disseminate information to the Board and raise issues with management on behalf of the independent directors when appropriate;

•
executive sessions of the independent members of the Board of Directors and committee meetings which include individual sessions with representatives of the Company’s independent registered public accounting firm, as well as the CFO and CEO; and

•	completion of performance evaluations of the CEO by the Compensation Committee.

Our management is primarily responsible to manage risk and inform the Board of Directors regarding the most material risks confronting the Company. The Board of Directors has oversight responsibility of the processes established to monitor and manage such risks.  The Board of Directors believes that such oversight function is the responsibility of the entire Board of Directors through frequent reports and discussions at regularly scheduled Board meetings.  In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board of Directors.  In particular, the Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting.  The independent members of the Board of Directors oversee risk management related to corporate governance practices and executive compensation plans and arrangements.  These specific risk categories and our risk management practices are reviewed by the entire Board of Directors in the ordinary course of regular Board meetings.

Communications with the Board of Directors

Shareholders may communicate directly with our Board of Directors by writing to them at Board of Directors, c/o Vice President of Administration, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.  All communications received in this manner will be opened by the Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors; after which they will be forwarded to the director or directors to whom addressed, except for communications that are (1) advertisements, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors, (2) solely related to complaints with respect to ordinary course of business customer service and satisfaction issues, or (3) clearly unrelated to our business, industry, management, Board of Directors, or related committee matters.

Code of Conduct and Ethics

We have established a Code of Business Ethics that applies to our officers, directors and employees.  The Code of Business Ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of the Exchange Act and as a “code of business conduct and ethics” within the meaning of the NASDAQ Marketplace Rules.

All of our directors, officers and employees must act in accordance with our Code of Business Ethics.  Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics.  In addition, our Audit Committee has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls, or auditing matters, and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Code of Business Ethics is available on our website at www.dynatronics.com, in the “Company Information, Investor Relations, Company Policies” section.  A copy may also be obtained by writing to the Vice President of Administration, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.

Compensation Committee Interlocks and Insider Participation

No member of our Board of Directors is employed by us except for Mr. Cullimore, Jr., who is employed as our President and Chief Executive Officer, and Mr. Beardall, who is employed as our Executive Vice President.  None of our executive officers serves on the board of directors of another entity whose executive officers serve on the Compensation Committee of our Board of Directors.  No officer or employee of Dynatronics participated in deliberations of our Compensation Committee concerning executive officer compensation.

Director Compensation in Fiscal Year 2013

Non-employee, non-executive directors are paid an annual fee of $14,000.  In addition, independent directors receive $1,000 annually for participating on each board committee and receive $2,000 in restricted stock awards annually.  The Chairman of the Audit Committee receives an additional $2,000 for serving as the Committee Chairman and as “financial expert.”  Our directors are reimbursed for their out-of-pocket expenses related to their services as directors or attendance at Board of Directors and committee meetings.

The following table summarizes the compensation paid during fiscal year 2013 to our non-employee directors.

Director Compensation

Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)	Option awards ($) (d)	Non-equity incentive plan compensation ($) (e)	Nonqualified deferred compensation earnings ($) (f)	All other compensation ($) (g)	Total ($) (h)
Howard L. Edwards	$18,000	$2,000	-	-	-	-	$20,000
Val J. Christensen	$16,000	$2,000	-	-	-	-	$18,000
Joseph H. Barton	$16,000	$2,000	-	-	-	-	$18,000

Family Relationships

None of the directors or executive officers is related by blood, marriage or adoption.

Executive Officers

The following table sets forth data concerning our executive officers.  Information regarding Mr. Cullimore and Mr. Beardall, each of whom is also a member of our Board of Directors, may be found in the section entitled “Directors.”

		Officer	Position
Name	Age	Since	with Company

Kelvyn H. Cullimore, Jr.	57	1983	President, and CEO

Larry K. Beardall	57	1986	Executive Vice President of Sales and Marketing

Douglas G. Sampson	59	2009	Vice President of Production and R&D

Terry M. Atkinson, CPA, CGMA	60	2005	Chief Financial Officer

Robert J. Cardon	50	1992	Vice President of Administration, Secretary &Treasurer

Bryan D. Alsop	60	2011	Vice President of Information Technology

Douglas G. Sampson was appointed Vice President of Production and Research and Development in September 2009.  Prior to joining Dynatronics, Mr. Sampson worked for Philips for 29 years.  His positions included executive and management responsibilities in various Philips subsidiaries in Asia and the United States.  From 2002 to 2007, he was Country Manager and Managing Director of NXP Semiconductor, Philips Semiconductor Thailand, where he was primarily responsible for all aspects of the manufacturing and sales operations of that subsidiary.  Most recently, from 2007 to 2008, he served as Vice President of Outsourced Manufacturing for Fairchild Semiconductors in Singapore.  Mr. Sampson earned a Master of Business Administration degree from the University of New Mexico, Anderson School of Management.  He also holds a Bachelor of Science degree in electronics engineering technology from Brigham Young University, and an Associate’s Degree in electronics engineering technology from Brigham Young University Idaho (formerly Ricks College).

Terry M. Atkinson, CPA was appointed Chief Financial Officer in January 2005.  He previously served as our Controller from 1994 to 2004.  Prior to joining Dynatronics, Mr. Atkinson worked as the Controller of Southern American Insurance Company from 1988 to 1994.  From 1985 to 1988, he served as the Controller at Doxey-Hatch Medical Center.  From 1980 to 1985, Mr. Atkinson worked as a certified public accountant with the accounting firms of Gothard and Company and Wursten Lewis & Bunker in Salt Lake City.  He received his CPA license in Utah in 1983.

Robert J. (Bob) Cardon was appointed Vice President of Administration in March 2007.  He has served as our Corporate Secretary since 1992 and was named Treasurer in 2004.  From 1992 until 2005, Mr. Cardon also served as Secretary/Treasurer of ITEC Attractions, Inc., which owns Branson’s IMAX Entertainment Complex in Branson, MO.  From 1987 to 1988, Mr. Cardon was employed as a registered representative of Stuart-James Investment Bankers.  He received his Bachelor of Arts degree in 1987 and his Master of Business Administration degree in 1990, both from Brigham Young University.

Bryan D. Alsop was appointed Vice President of Information Technology in July 2011.  He served as a consultant to Dynatronics in early 2009 and joined the Company later that year as the director of information technology.   From 2000 to 2008, Mr. Alsop served as director of information technology at Bear River Mutual Insurance, where he was responsible for all aspects of the IT department as a member of the executive management team. Previously, he worked for such companies as Aetna Healthcare, McKesson, ITT Defense, Evans & Sutherland, and Sony Pictures Entertainment.  He received his Bachelor of Arts degree in 1991 from California State University – Northridge.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Voting Securities and Principal Shareholders

The following tables contain information as of October 15, 2013 (the “Table Date”) with respect to beneficial ownership of shares of our common stock, for (1) all persons known to be holders of more than 5% of our voting securities based solely on our review of SEC filings, (2) each director, (3) each Named Executive Officer in the Summary Compensation Table of this Proxy Statement holding office on the Table Date, and (4) all executive officers and directors as a group.  As of the Table Date, 2,518,904 shares of common stock were issued and outstanding.  Unless noted otherwise, we believe each person named below has sole voting and investment power with respect to the shares indicated.  In addition, unless otherwise indicated, the address of the shareholder is the address of our principal executive office, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.

Security Ownership of Holders of More than 5% of Voting Securities

Name of Beneficial Owner	Number of Shares(1)		Percent of Class

John Rajala/Rajala Family Trust
12 Red Maple Place
Danville, CA 94506	142,492	(2)	5.7%

Stephen Cyman
50760 Metzen Dr.
Chesterfield, MI 48051	148,408		5.9%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC.  Included in the computation of the number of shares beneficially owned by a person and the percentage ownership of that person are shares of common stock subject to options, warrants, or other convertible instruments held by that person that are exercisable or that become exercisable at the Table Date or within 60 days thereafter. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Includes 140,000 shares owned by a family trust.

Security Ownership of Management

Name of Beneficial Owner	Number of Shares(1)		Percent of Class

Directors & Exec. Officers
Kelvyn H. Cullimore, Jr.	218,058	(2)	8.6%
Larry K. Beardall	88,118	(3)	3.5%
Howard L. Edwards	24,977	(4)	1.0%
Joseph H. Barton	13,779	(5)	*

Other Executive Officers
Douglas G. Sampson	-		*
Robert J. Cardon	18,700	(6)*
Terry M. Atkinson	10,000	(7)	*
Bryan D. Alsop	2,500	(8)	*

All executive officers and directors as a group (9 persons)	376,131		14.6%

*	Represents less than one percent of the issued and outstanding shares of common stock as of the Table Date.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC.  Included in the computation of the number of shares beneficially owned by a person and the percentage ownership of that person are shares of common stock subject to options, warrants, or other convertible instruments held by that person that are exercisable or that become exercisable within 60 days of the Table Date.  Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)
Includes 114,058 shares owned directly, 80,000 shares of restricted common stock that vest at 8,000 shares annually beginning on March 1, 2013 for 10 years, 10,000 shares owned by Mr. Cullimore’s wife, and options for the purchase of 14,000 shares.

(3)
Includes 35,118 shares owned directly, 40,000 shares of restricted common stock that vest at 4,000 shares annually beginning on March 1, 2012 for ten years, and options for the purchase of 13,000 shares.

(4)	Includes 20,177 shares owned directly and options for the purchase of 4,800 shares.

(5)	Includes 8,379 shares owned directly and options for the purchase of 5,400 shares.

(6)	Includes 8,700 shares owned directly and options for the purchase of 10,000 shares.

(7)	Includes 2,000 shares owned directly and options for the purchase of 8,000 shares.

(8)	Includes options for the purchase of 2,500 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of the Forms 3, 4 and 5 (and amendments thereto) furnished to us during and with respect to the fiscal year ended June 30, 2013, we believe that during the fiscal year ended June 30, 2013 all Section 16(a) filings applicable to these Reporting Persons were timely filed with the exception of a Form 5 for directors Val Christensen, Howard Edwards and Joseph Barton related to the grant to each of them of 563 shares of restricted stock for their service on the Board.  These filings were made on July 8, 2013 and were untimely due to a clerical error.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

Transaction Review

We have adopted a policy that any transactions with directors, executive officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board of Directors.  Our bylaws provide that no such transactions by us shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of our Board of Directors or a committee thereof which approves such transactions, or solely because their votes are counted for such purpose if:

•
The fact of such common directorship or financial interest is disclosed or known by our Board of Directors or committee and noted in the minutes, and our Board of Directors or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote for that purpose without counting the vote or votes of such interested directors; or

•
The fact of such common directorship or financial interest is disclosed to or known by the shareholders entitled to vote, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of shareholders holding a majority of the shares of common stock entitled to vote (the votes of the interested directors or officers shall be counted in any such vote of shareholders); or

•	The contract or transaction is fair and reasonable to us at the time it is authorized or approved.

In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our Board of Directors or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the shareholders approving the transaction.

Transactions with Related Parties

During fiscal year 2013, the office and warehouse spaces in Detroit, Michigan; Pleasanton, California; and Hopkins, Minnesota were leased on an annual/monthly basis from employees/stockholders; or entities controlled by stockholders, who were previously principals of the dealers acquired in June and July, 2007. The leases are related-party transactions with three employee/stockholders, however, management believes the lease agreements have been conducted on an arms-length basis and the terms are similar to those that would be available to other third parties. In December, 2012, the Company moved its Pleasanton operation to a new, larger location in Livermore, California and entered into a lease agreement with an unaffiliated third party. The expense associated with these related-party transactions totaled $93,300 and $156,000 expense for the years ended June 30, 2013 and 2012.

In 2010 we agreed to repurchase up to $100,000 of common stock from John Rajala and Tony Trolio annually for three years at the market value of the stock on the date of purchase.  These agreements became effective on July 1, 2010 and expired June 30, 2013.  Pursuant to these agreements, we purchased $100,000 of common stock from each of these shareholders during the year ended June 30, 2011.  In addition, we purchased $100,000 of common stock from Mr. Rajala during each of the years ended June 30, 2012 and 2013.  Mr. Rajala and Mr. Trolio originally acquired their shares of common stock in connection with the sale of their respective distribution companies in 2007.

Except as described above and in this Proxy Statement under executive employment contracts, during the two years ended June 30, 2013, we were not a party to any transaction in which any director, executive officer or shareholder holding more than 5% of the issued and outstanding common stock had a direct or indirect material interest.

EXECUTIVE COMPENSATION

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

At June 30, 2013, the Compensation Committee consisted of Howard L. Edwards, Joseph H. Barton and R. Scott Ward, each of whom the Board has determined is independent under the applicable NASDAQ rules. The Compensation Committee has duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the Annual Meeting.

Respectfully submitted,

Howard L. Edwards
Joseph H. Barton
R. Scott Ward

Compensation Discussion and Analysis

The Compensation Committee oversees our executive compensation program and reviews all compensation decisions relating to our executive officers. The Compensation Committee evaluates both performance and compensation to ensure that we are able to attract and retain the best possible employees in key positions and that the compensation provided to key employees remains competitive with the compensation provided to employees of our peer group comprised of companies of comparable revenue and market capitalization in the diversified high technology market.  The following is a discussion of our compensation program for compensation of our Named Executive Officers and directors.

Compensation Program Objectives

Executive compensation is determined by several factors.  The following are the main objectives of our executive compensation program as determined by the Compensation Committee:

•	Retention of qualified officers.

•
Providing overall corporate direction for the officers and also to provide direction that is specific to officer’s respective areas of authority.  The level of compensation amongst the officer group, in relation to one another, is also considered in order to maintain a high level of satisfaction within the leadership group. We consider the relationship that the officers maintain to be one of the most important elements of the leadership group.

•	Providing a performance incentive for the officers.

The compensation program is designed to reward the officers in the following areas:

•	Achievement of specific goals

•	Creativity in the form of innovative ideas and analysis for new programs and projects

•	New program implementation

•	Attainment of company goals, budgets, and objectives

•	Results-oriented determination and organization

•	Positive and supportive direction for company personnel

The Compensation Committee determines the portion of compensation allocated to each element for each individual executive officer.  The discussions of compensation practices and policies are of historical practices and policies.  Our Board of Directors and the Compensation Committee expect to continue these policies and practices, but will reevaluate the practices and policies as they consider advisable.

The principal elements of our executive compensation program include:

•	Base salary

•	Performance bonus

•	Stock options and stock awards

•	Employee benefits in the form of:

o	health and dental insurance

o	life insurance

•	Other benefits including use of Company automobile and cell phone

Base salary

Base salary is intended to provide competitive compensation for job performance and to attract and retain qualified executive officers.  The base salary level is determined by considering several factors inherent in the market place such as: the size of the company; the prevailing salary levels for the particular office or position; prevailing salary levels in a given geographic locale; and the qualifications and experience of the executive officer. In determining the salary of the executive officers, the Compensation Committee considered the comparable salary levels provided by various published executive compensation survey reports for the medical device industry.

Performance bonus

Bonuses are based on company performance.  A percentage formula based on our pre-tax profit is used in determining the performance bonus for the executive officers.

Stock options and stock awards

Stock ownership is provided to enable executive officers to participate in our success.  The direct or potential ownership of stock is expected to provide the incentive to expand the involvement of the executive officer to include, and therefore be mindful of, the perspective of our shareholders.

Employee benefits

Employee benefits for the executive officers are selected to provide security.  Most notably, insurance coverage for health, life, and disability are intended to provide a level of protection that will enable the executive officers to function without having the distraction of having to manage undue risk.  The health insurance also provides access to preventative medical care which will help the executive officers function at a high energy level, manage job related stress, and contribute to the overall well being of the executive officers, all of which contribute to an enhanced job performance.

Other benefits

Other employee benefits such as cell phones and automobile usage are directly related to job functions and contain a personal use element which is considered to be a goodwill gesture that contributes to enhanced job performance.

As discussed above, the Compensation Committee determines the portion of compensation allocated to each element for each individual executive officer.  As a general rule, base salary is competitively based while giving consideration to employee retention, qualifications, performance, and general market conditions.  Typically, stock options are based on the current market value of the underlying common shares and how that will contribute to the overall compensation of the executive officer.  Consideration is also given to the fact that the option has the potential for an appreciated future value.  As such, this future value may in fact be the most significant factor of the option, but it is also more difficult to quantify as a benefit to the executive officer.

Accordingly, in determining our compensation program, as well as setting the compensation for each executive officer, the Compensation Committee attempts to attract the interest of the executive officer within the constraints of a compensation package that is fair and equitable to all parties involved.

Employment Agreements and Potential Payments Upon Termination or Change in Control

We believe it is in our best interests to secure the services of key executives and that it is appropriate to provide these executives with protection should their employment with Dynatronics be terminated under certain circumstances.  Therefore, we have entered into written employment contracts with Larry K. Beardall, our Executive Vice President and Kelvyn H. Cullimore, Jr., our Chairman, President, and CEO.  These agreements were approved by the Compensation Committee.

The compensation package under each of these contracts includes a salary, an automobile allowance, an annual bonus based on pre-tax operating profit (at rates established by the Compensation Committee), and stock and/or stock options granted under our 2005 Equity Incentive Plan and the 1992 Stock Option Plan, as amended and restated.  They also receive other welfare and employee benefits that are standard in such agreements, including, by way of example, health insurance, and paid vacation.  These contracts also contain a provision granting the executives certain rights and protections in the event of a change in control.

As defined in these employment contracts, a “change of control” will occur in transactions such as an acquisition of Dynatronics through a purchase of shares or assets, or by merger, in which any person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the combined voting power of our then outstanding voting securities; or the composition of the Board of Directors is changed such that the former members of the Board of Directors cease to constitute at least a majority of the Board of Directors; or our shareholders approve an agreement for the sale or disposition by us of all or substantially all of our assets.

If a change of control occurs and the employment of Mr. Beardall is terminated within 18 months thereof, he is to be paid a lump sum of $400,000.  If a change of control occurs and the employment of Mr. Cullimore, Jr. is terminated within 18 months thereof, he is to be paid a lump sum of $500,000.  All stock options, stock awards, warrants and other similar rights granted by us to each executive prior to termination will immediately and entirely vest and will be immediately delivered to the executive without restriction or limitation of any kind (except for normal transfer restrictions required by law).  Each agreement also provides that we will transfer to each executive title, free and clear of all encumbrances, to either (i) the Company-owned vehicle used by the executive at the time of termination, or (ii) a vehicle of substantially similar market value.

These employment contracts terminate upon the executive’s death or disability or termination of their employment for cause.  The employment contracts also contain covenants against competition by each executive during the term of his employment and for two years after the termination of his employment for any reason.

401(k) Plan

Dynatronics has adopted a 401(k) plan.  Employees who are 20 years of age or older and have completed at least six months of service with us are eligible to participate in the 401(k) plan.

Eligible employees may make contributions to the 401(k) plan in the form of salary deferrals of up to 20% of total compensation, not to exceed $17,000, the maximum allowable amount of salary deferrals for calendar year 2013.  We match annual employee contributions at 25% of employee contributions, up to a maximum of $500 per employee per year.

Participants in the 401(k) plan are fully vested in their salary deferral contributions and vest 20% per year after two years of participation in matching contributions.  Amounts deferred by Named Executive Officers in the 401(k) plan, along with the 25% matching contributions, are included under “Other Compensation” in the Summary Compensation Table.

Summary Compensation Table 2013 and 2012

The following table summarizes information concerning the compensation awarded to, earned by or paid to, our Chief Executive Officer (principal executive officer) during fiscal years 2013 and 2012 and our two other highest paid executive officers earning in excess of $100,000 for services rendered in all capacities (collectively, the “Named Executive Officers”) who were serving in such capacities as of June 30, 2013.

Name and principal position	Year ended June 30,	Salary ($)	Bonus ($)	Stock awards ($) (Note 2)	Option awards ($)	Nonequity incentive plan compen -sation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (Note 1) (i)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Kelvyn H. Cullimore, Jr., Chairman, President and CEO	2013	$175,600	$13,652	-	-	-	-	$25,667	$214,919
	2012	$182,536	-	$336,000	-	-	-	$22,693	$541,229

Larry K Beardall, Executive Vice President	2013	$160,600	$7,782	-	-	-	-	$22,739	$191,121
	2012	$167,849	$957	-	-	-	-	$22,440	$191,246

Bryan D. Alsop VP Information Technology	2013	$128,000	$2,456	-	-	-	-	$13,322	$143,778
	2012	$128,000	-	-	-	-	-	$12,516	$140,516

(1)
For each of the individuals listed in the table above, “All Other Compensation” includes but is not limited to perquisites including the dollar value of insurance premiums paid with respect to health and dental insurance, use of Company paid automobile, and cellular phone.

(2)
Includes the fair value of 80,000 restricted shares of common stock granted to Mr. Cullimore, Jr. on March 1, 2012 pursuant to Mr. Cullimore’s employment agreement.  These shares were valued based on the closing market price on the date of grant and vest over 10 years at 8,000 shares per year beginning on March 1, 2013.

Outstanding Equity Awards as of Fiscal Year-End 2013

The following table summarizes the outstanding equity awards held by our Named Executive Officers as of June 30, 2013:

	Option Awards					Stock Awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#) (i)	Equity incentive plan awards: market or payout value of unearned shares, units, or other rights that have not vested ($) (j)
Kelvyn H. Cullimore, Jr.	-	-	-	-	-	72,000	$187,920	-	-
Principal Executive Officer	8,000	-	-	$8.60	5/24/15	-	-	-
	6,000	-	-	$7.10	11/22/15	-	-	-	-

Larry K. Beardall	-	-	-	-	-	32,000	$83,520	-	-
	8,000	-	-	$8.60	5/24/15	-	-	-
	5,000	-	-	$7.10	11/22/15	-	-	-	-

Bryan D. Alsop	2,500	2,500	-	$4.15	7/28/19	-	-	-	-

During fiscal year 2012, we granted 80,000 restricted shares of stock to Kelvyn H. Cullimore, Jr. under a long-term incentive plan with 8,000 shares vesting each year over a 10-year period.  During fiscal year 2011, we granted 40,000 restricted shares of stock to Mr. Larry K. Beardall on March 1, 2011 pursuant to Mr. Beardall’s employment agreement.  These shares vest over 10 years at 4,000 shares per year beginning on March 1, 2012.  We have never granted stock appreciation rights.

Equity Compensation Plans

We have two equity compensation plans, the Amended and Restated 1992 Stock Option Plan (the “1992 Plan”) and the 2005 Equity Incentive Plan (the “2005 Plan”).  Both plans were approved by our shareholders.  Nonstatutory and statutory options and other awards have been granted to our employees, officers, directors and consultants under these plans.  The Compensation Committee of our Board of Directors administers both plans.  As of June 30, 2013, options for the purchase of 138,920 shares were exercisable and a total of 163,868 shares were outstanding under these plans.

With the adoption of the 2005 Plan, our Board of Directors determined that no further awards would be granted under the 1992 Plan.  As of June 30, 2013, a total of 109,187 shares were available for issuance through options or awards yet to be granted under the 2005 Plan.  During the fiscal year ended June 30, 2013, each of the three independent directors received 563 shares of restricted common stock under the 2005 Plan.

The following table sets forth information as of June 30, 2013 about our stock option plans and our non-plan options under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	267,868	$3.98	109,187
Equity compensation plans not approved by security holders	-	-	-
Total	267,868		109,187

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended June 30, 2013. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

To the Board of Directors:

The Audit Committee consists of three members: Messrs. Edwards, Barton and Ward. All of the members are independent directors under the NASDAQ and SEC audit committee structure and membership requirements. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website.

The Audit Committee is responsible primarily for assisting the Board in fulfilling its oversight responsibility of reviewing the financial information that will be provided to shareholders and others, appointing the independent registered public accounting firm, reviewing the services performed by the Company’s independent registered public accounting firm and internal audit department, evaluating the Company’s accounting policies and the Company’s system of internal controls that management and the Board have established, and reviewing significant financial transactions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the express approval of the Audit Committee.

The Audit Committee reviewed and discussed Dynatronics’ audited financial statements for the fiscal year ended June 30, 2013 with our management.  The Audit Committee discussed with Larson & Company PC, our independent registered public accounting firm for the fiscal year ended June 30, 2013, the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditors Communication with Those Charged with Governance.  The Audit Committee also received the written communication from Larson & Company PC required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee has discussed the independence of Larson & Company PC with them.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to our Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2013 filed with the SEC on September 30, 2013.

Respectfully submitted:
THE AUDIT COMMITTEE

Howard L. Edwards, Chairman
Joseph H. Barton
R. Scott Ward

OVERVIEW OF PROPOSALS

This Proxy Statement contains four proposals requiring shareholder action. Proposal One requests the election of five incumbent directors to the Board. Proposal Two requests a non-binding advisory vote regarding executive compensation.  Proposal Three requests a non-binding advisory vote regarding the frequency of future non-binding advisory votes regarding executive compensation.  Proposal Four requests ratification of the appointment of Larson and Company PC as our independent registered public accounting firm for the year ending June 30, 2014. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL ONE – ELECTION OF DIRECTORS

Summary

Our Board of Directors currently consists of five members.  Five directors will be elected at the Annual Meeting.  Directors are elected at each annual meeting of the shareholders and serve one-year terms until the next annual meeting when their respective successors are duly elected and qualified.  The persons named as proxies in the enclosed proxy intend to vote for the election of each of the following five nominees, unless instructions to the contrary are given in the proxy.  The five nominees for director are:

▪	Kelvyn H. Cullimore, Jr.

▪	Larry K. Beardall

▪	Howard L. Edwards

▪	Joseph H. Barton

▪	R. Scott Ward

Each of the five nominees is currently serving as a member of our Board and has indicated that he is able and willing to continue to serve as a director.  Our Board of Directors has no reason to believe that any nominee named herein will be unable or unwilling to serve.  However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the proxy holders will vote for such nominee or nominees as the Board of Directors may select.

Director Nominations

Our Board of Directors does not have a nominating committee or other committee that recommends qualified candidates to the Board of Directors for nomination or election as directors.  The Board of Directors believes that, because of our relatively small size, and because of the historically few and infrequent vacancies on the Board of Directors, it is in our best interest to permit all of the independent directors to fully participate in the director nomination process.  The Board of Directors has adopted a nominations process that provides that the independent directors, acting by a majority vote, are authorized to recommend individuals as nominees to the Board of Directors.

The independent directors are responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board of Directors for nominations to fill vacancies on the Board of Directors, and for selecting the nominees to be elected by our shareholders at each annual meeting.

Director Qualifications

The independent directors have established certain criteria they consider as guidelines in considering nominations to the Board of Directors.  These criteria include: (a) personal characteristics, including such matters as integrity, age, education, diversity of background and experience, absence of potential conflicts of interest with us or our operations, and the availability and willingness to devote sufficient time to the duties of a director; (b) experience in corporate management, such as serving as a director, officer or former officer of a publicly held company; (c) experience in our industry and with relevant social policy concerns;  (d) academic expertise in an area of our operations; and (e) practical and mature business judgment.  The criteria are not exhaustive and the independent directors and the full Board of Directors may consider other qualifications and attributes they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors.  The independent directors seek to assemble a board of directors that brings a variety of perspectives and skills derived from high-quality business and professional experience.

Board Diversity

In identifying nominees, the independent directors do not have a formal policy regarding the consideration of gender, race, religion, and other traits typically associated with the term “diversity.” As described in “Director Qualifications” above and “Identification and Evaluation of Nominees” below, the independent directors consider it important that the Board be composed of directors with a diverse range of experience, areas of expertise and skills, but has not adopted any formal policy.

Identification and Evaluation of Nominees

The independent directors may use multiple sources for identifying and evaluating nominees for directors, including referrals from our current directors and management as well as input from third parties, including executive search firms retained by the Board of Directors.  The independent directors will obtain background information about candidates, which may include information from questionnaires and background and reference checks, and will then interview qualified candidates.  Our other directors will also have an opportunity to meet and interview qualified candidates.  The independent directors will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated to the Board of Directors.

Shareholder Nominations

The independent directors may from time to time consider qualified nominees recommended by shareholders, who may submit recommendations to the independent directors through a written notice as described under “Shareholder Proposals” below.  Nominees for director who are recommended by shareholders will be evaluated in the same manner as any other nominee for director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE.

PROPOSAL TWO -- ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC has adopted rules requiring public companies to provide shareholders with periodic advisory votes (non-binding votes) on executive compensation, also referred to as “say-on-pay” proposals.  We are presenting the following proposal, which gives you as a shareholder the opportunity to endorse or not endorse the compensation paid to our Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion):

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Proxy Statement for the Annual Meeting to be held November 25, 2013, pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” the accompanying tabular disclosure regarding Named Executive Officer compensation and the corresponding narrative disclosure and footnotes is hereby approved.”

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.  The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

Required Vote

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the votes cast at the Annual Meeting.  Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL THREE - TO CONDUCT AN ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The SEC has also adopted rules requiring public companies to hold an advisory (non-binding) vote on the frequency of holding say-on-pay votes. Accordingly, as required by the SEC’s rules, we are including this proposal to give our shareholders the opportunity to inform us as to how often they wish the Company to include a say-on-pay proposal, similar to Proposal Two, in our proxy statements.

We are presenting the following proposal, which gives you, as a shareholder, the opportunity to inform us as to whether you wish us to hold an advisory (non-binding) vote on executive compensation once every (1) one year, (2) two years, or (3) three years, or you may abstain from voting on the proposal set forth in the following resolution.

“RESOLVED, that the shareholders determine, on an advisory basis, that the preferred frequency of an advisory vote on the executive compensation of the Company’s Named Executive Officers as set forth in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders should be every [year] [two years] [three years].”

The Board recommends that you vote for every three (3) years as the desired frequency for the Company to hold a non-binding, advisory vote of the shareholders on executive compensation. We believe this frequency is appropriate for the reasons set forth below:

1.           We strive to ensure management’s interests are aligned with shareholders’ interests to support long-term value creation through our equity compensation program.  To that end, we grant equity awards to vest over multi-year periods of service to encourage our Named Executive Officers to focus on long-term performance, and recommend a vote every three (3) years, which would allow the equity compensation to be evaluated over a similar time-frame and in relation to long-term performance.

2.           A vote every three (3) years will provide the Board and the Compensation Committee with the time to thoughtfully consider and thoroughly respond to shareholders’ sentiments and to implement any necessary changes in light of the timing required therefor.  The Board and the Compensation Committee will carefully review changes to the executive compensation to maintain the effectiveness and credibility of the program, which is important for aligning interests and for motivating and retaining our Named Executive Officers.

3.           We are open to input from shareholders regarding board and governance matters, as well as the equity compensation program. We believe that the shareholders’ ability to contact us and the Board at any time to express specific views on executive compensation holds us accountable to shareholders and reduces the need for and value of more frequent advisory votes on executive compensation.

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote on the frequency of future advisory votes on Named Executive Officer compensation is non-binding on the Board and its committees. This vote may not be construed as overruling a decision by the Board or its committees, creating or implying any change to the fiduciary duties of the Board or its committees or any additional fiduciary duty by the Board or its committees or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. Notwithstanding the Board's recommendation and the outcome of the vote on this matter, the Board may, in the future, decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE TO HAVE THE NON-BINDING

VOTE ON EXECUTIVE COMPENSATION OCCUR EVERY THREE YEARS.

PROPOSAL FOUR – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Larson & Company PC to act as our independent registered public accounting firm for the fiscal year ending June 30, 2014.  Larson & Company PC conducted the audit of the Company’s financial statements for the year ended June 30, 2013.

As reported on a Current Report on Form 8-K filed October 30, 2012, on October 26, 2012 our Audit Committee of the Board of Directors decided to change independent registered public accounting firms and notified Tanner LLC, of that decision.  The Audit Committee appointed Larson & Company as the new independent registered public accounting firm effective as of October 26, 2012.

During the fiscal year ended June 30, 2012, Tanner LLC’s audit report on our financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The audit reports of Tanner LLC on the financial statements of the Company of and for the year ended June 30, 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  From July 1, 2012 through October 26, 2012, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Tanner LLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tanner LLC, would have caused Tanner LLC to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the year ending June 30, 2012 or for any subsequent reporting period and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal year ended June 30, 2012, and through October 26, 2012, the Company did not consult with Larson & Company PC regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The shareholders have been asked to ratify this appointment of Larson & Company PC on an advisory basis.  Ratification of the selection or appointment of the independent auditors of the Company is not required. However, if the shareholders fail to ratify its selection, the Audit Committee may reconsider its decision.  Even if the selection of the independent registered public accounting firm is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests.

Fees Paid to Auditors

Financial Information Systems Design and Implementation Fees

We did not engage Tanner LLC or Larson & Company PC to provide any professional services in connection with (i) operating or supervising the operation of our information system or managing our local area network or (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole.

Audit Fees

The aggregate fees billed by Larson & Company PC for professional services rendered for the fiscal year ended June 30, 2013 in connection with (i) the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal year then ended, and (ii) the reviews of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q for each of our fiscal quarters during the periods then ended, totaled approximately $70,000.  No fees were billed and no professional services were rendered by Larson & Company PC for fiscal year 2012.

The aggregate fees billed by Tanner LLC for professional services rendered for the fiscal year ended June 30, 2012 in connection with (i) the audit of our annual financial statements set forth in our Annual Report on Form 10-K for the fiscal year then ended, and (ii) the reviews of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q for each of our fiscal quarters during the periods then ended, totaled approximately $118,000.

Audit-Related Fees

No fees were billed by Larson & Company PC or Tanner LLC in each of the last two fiscal years for other assurance and related services.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of the Company’s Independent Registered Public Accounting Firm

The Audit Committee has established a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.  These services may include audit services, audit-related services, tax services and other services.  The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of the independent registered public accounting firm.  Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The independent registered public accounting firm and our management are required to periodically report to the Audit Committee regarding the extent of services provided in accordance with this pre-approval, and the fees for the services performed to date.

Representatives of Larson & Company PC will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL FOUR
RATIFYING THE SELECTION OF LARSON & COMPANY PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2014.

OTHER BUSINESS

We know of no other matters that will be presented at the Annual Meeting.  If, however, any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our Proxy Statement or Annual Report to Shareholders may have been sent to multiple shareholders in each household.  We will promptly deliver a separate copy of either document to any shareholder upon written request to Investor Relations, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121 or bobc@dynatronics.com.

Any shareholder who wants to receive separate copies of our Proxy Statement or Annual Report in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact us at the above address.

SHAREHOLDER PROPOSALS

Shareholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2014 annual meeting and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2014 annual meeting must submit their proposals to Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121 on or before June 25, 2014. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2014 proxy statement.

INFORMATION INCORPORATED BY REFERENCE

We are permitted to incorporate by reference information that we file with the SEC.  Accordingly, we incorporate by reference our Annual Report on Form 10-K for the fiscal year ended June 30, 2013, which was filed with the SEC on September 30, 2013, except to the extent information in that report is different from the information contained in this Proxy Statement.

ANNUAL REPORT

We will provide, without charge, to each shareholder to whom this Proxy Statement is delivered, upon written or oral request, a copy of our Annual Report on Form 10-K for the year ended June 30, 2013, including the financial statements, as filed with the SEC.  The requested document will be sent by first class mail or other equally prompt means.  Written or oral requests for such information should be directed to Mr. Bob Cardon, Vice President of Administration, Dynatronics Corporation, 7030 Park Centre Drive, Cottonwood Heights, Utah 84121.

DYNATRONICS CORPORATION
By order of the Board of Directors

/s/ Bob Cardon
Bob Cardon
Vice President of Administration, Secretary, Treasurer